Exhibit 99.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of BancTec, Inc, a Delaware corporation (the “Company”), on Form 10-Q for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Craig D. Crisman, President and Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	Craig D. Crisman

Craig D. Crisman
President and Chief Executive Officer

May 14, 2003